POWER OF ATTORNEY

         Each of the undersigned directors of Public Service Company of North Carolina, Incorporated (the "Company"), hereby appoint W. B. Timmerman and K. B. Marsh, and each of them severally, his or her true and lawful attorney or attorney's, with the power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-3 and any and all amendments thereto with respect to the issuance and sale of up to $200,000,000 of the Company's medium-term notes.

Dated:  September 1, 2000
        Columbia, South Carolina


          s/B. L. Amick                                s/W. H. Hipp
          B. L. Amick                                  W. H. Hipp
          Director                                     Director

          s/J. A. Bennett                              s/L. M. Miller
          J. A. Bennett                                L. M. Miller
          Director                                     Director

          s/W. B. Bookhart, Jr.                        s/M. K. Sloan
          W. B. Bookhart, Jr.                          M. K. Sloan
          Director                                     Director

          s/W. C. Burkhardt                            s/ H. C. Stowe
          W. C. Burkhardt                              H. C. Stowe
          Director                                     Director

          s/H. M. Chapman                              s/W. B. Timmerman
          H. M. Chapman                                W. B. Timmerman
          Director                                     Director

          s/E. T. Freeman                              s/G. S. York
          E. T. Freeman                                G. S. York
          Director                                     Director

          s/L. M. Gressette, Jr.                       s/C. E. Zeigler, Jr.
          L. M. Gressette, Jr.                         C. E. Zeigler, Jr.
          Director                                     Director

          s/D. M. Hagood
          D. M. Hagood
          Director